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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We hereby consent to the reference to our firm under the caption "Auditors" in this Registration Statement on Form N-1A and the related prospectus and statement of additional information of the Gartmore Mutual Funds filed with the Securities and Exchange Commission.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
October 5, 2004